Enterprise Financial Services Corp 2023 First Quarter Earnings Webcast Exhibit 99.2

Forward-Looking Statements Some of the information in this report may contain “forward-looking statements” within the meaning of and intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements may include projections based on management’s current expectations and beliefs concerning future developments and their potential effects on the Company including, without limitation, plans, strategies and goals, and statements about the Company’s expectations regarding revenue and asset growth, financial performance and profitability, loan and deposit growth, liquidity, yields and returns, loan diversification and credit management, shareholder value creation and the impact of acquisitions. Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “pro forma” and other similar words and expressions. Forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date they are made. Because forward-looking statements are subject to assumptions and uncertainties, actual results or future events could differ, possibly materially, from those anticipated in the forward-looking statements and future results could differ materially from historical performance. They are neither statements of historical fact nor guarantees or assurances of future performance. While there is no assurance that any list of risks and uncertainties or risk factors is complete, important factors that could cause actual results to differ materially from those in the forward-looking statements include the following, without limitation: the Company’s ability to efficiently integrate acquisitions into its operations, retain the customers of these businesses and grow the acquired operations, as well as credit risk, changes in the appraised valuation of real estate securing impaired loans, outcomes of litigation and other contingencies, exposure to general and local economic and market conditions, high unemployment rates, higher inflation and its impacts (including U.S. federal government measures to address higher inflation), U.S. fiscal debt, budget and tax matters, and any slowdown in global economic growth, risks associated with rapid increases or decreases in prevailing interest rates, our ability to attract and retain deposits and access to other sources of liquidity, consolidation in the banking industry, competition from banks and other financial institutions, the Company’s ability to attract and retain relationship officers and other key personnel, burdens imposed by federal and state regulation, changes in legislative or regulatory requirements, as well as current, pending or future legislation or regulation that could have a negative effect on our revenue and businesses, including rules and regulations relating to bank products and financial services, changes in accounting policies and practices or accounting standards, changes in the method of determining LIBOR and the phase out of LIBOR, natural disasters, terrorist activities, war and geopolitical matters (including the war in Ukraine and the imposition of additional sanctions and export controls in connection therewith), or pandemics, including the COVID-19 pandemic, and their effects on economic and business environments in which we operate, including the ongoing disruption to the financial market and other economic activity caused by the continuing COVID-19 pandemic, and those factors and risks referenced from time to time in the Company’s filings with the Securities and Exchange Commission (the “SEC”), including in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, and the Company’s other filings with the SEC. The Company cautions that the preceding list is not exhaustive of all possible risk factors and other factors could also adversely affect the Company’s results. For any forward-looking statements made in this press release or in any documents, EFSC claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Annualized, pro forma, projected and estimated numbers in this document are used for illustrative purposes only, are not forecasts and may not reflect actual results. Readers are cautioned not to place undue reliance on any forward-looking statements. Except to the extent required by applicable law or regulation, EFSC disclaims any obligation to revise or publicly release any revision or update to any of the forward-looking statements included herein to reflect events or circumstances that occur after the date on which such statements were made. 2

Financial Highlights - 1Q23* Capital • Tangible Common Equity/Tangible Assets** 8.81%, compared to 8.43% • Tangible Book Value Per Common Share $30.55, compared to $28.67 • CET1 Ratio 11.2%, compared to 11.1% • Quarterly common stock dividend of $0.25 per share in first quarter 2023 • Quarterly preferred stock dividend of $12.50 per share ($0.3125 per depositary share) • Net Income $55.7 million, down $4.3 million; EPS $1.46 • Net Interest Income $139.5 million, up $0.7 million; NIM 4.71% • PPNR** $75.0 million, down $3.6 million • ROAA 1.72%, compared to 1.83%; PPNR ROAA** 2.32%, compared to 2.40% • ROATCE** 19.93%, compared to 22.62% Earnings *Comparisons noted below are to the linked quarter unless otherwise noted. **A Non-GAAP Measure, Refer to Appendix for Reconciliation. 3

Financial Highlights, continued - 1Q23* *Comparisons noted below are to the linked quarter unless otherwise noted. ** Excludes insured accounts, collateralized accounts, accounts that qualify for pass-through insurance, reciprocal accounts, and affiliated accounts. Loans & Deposits • Loans $10.0 billion, up $274.8 million • Loan/Deposit Ratio 90% • Deposits $11.2 billion, up $325.5 million, or $75 million excluding brokered CDs • Estimated uninsured deposits of $3.4 billion**, or 31% of total deposits • Noninterest-bearing Deposits/Total Deposits 38% Asset Quality • Nonperforming Loans/Loans 0.12% • Nonperforming Assets/Assets 0.09% • Allowance Coverage Ratio 1.38%; 1.53% adjusted for guaranteed loans 4

Areas of Focus Organic Loan and Deposit Growth Disciplined Loan and Deposit Pricing Maintain Strong Asset Quality Maintain a Strong Balance Sheet Opportunistic Talent Additions 5

$9,056 $9,269 $9,355 $9,737 $10,012 1Q22 2Q22 3Q22 4Q22 1Q23 In Millions 11% Total Loan Growth Total Loan Trends PPP $49PPP $134 PPP $13 6

Loan Details - LTM 1Q23 1Q22 LTM Change C&I $ 2,006 $ 1,438 $ 568 CRE Investor Owned 2,240 1,983 257 CRE Owner Occupied 1,174 1,138 36 SBA loans* 1,316 1,250 66 Sponsor Finance* 678 641 37 Life Insurance Premium Financing* 860 696 164 Tax Credits* 547 518 29 Residential Real Estate 349 410 (61) Construction and Land Development 590 611 (21) Other 247 237 10 Subtotal $ 10,007 $ 8,922 $ 1,085 SBA PPP loans 5 134 (129) Total Loans $ 10,012 $ 9,056 $ 956 *Specialty loan category. In Millions 7

Loan Details - QTR 1Q23 4Q22 QTR Change C&I $ 2,006 $ 1,905 $ 101 CRE Investor Owned 2,240 2,176 64 CRE Owner Occupied 1,174 1,174 — SBA loans* 1,316 1,312 4 Sponsor Finance* 678 635 43 Life Insurance Premium Financing* 860 817 43 Tax Credits* 547 560 (13) Residential Real Estate 349 380 (31) Construction and Land Development 590 535 55 Other 247 236 11 Subtotal $ 10,007 $ 9,730 $ 277 SBA PPP loans 5 7 (2) Total Loans $ 10,012 $ 9,737 $ 275 *Specialty loan category. In Millions 8

Total Loans By Region Specialty Lending $3,041 $3,382 $3,503 1Q22 4Q22 1Q23 In Millions Midwest $2,930 $3,214 $3,267 1Q22 4Q22 1Q23 Southwest $1,126 $1,242 $1,327 1Q22 4Q22 1Q23 Note: Excludes PPP and Other loans; Region Components: Midwest (St. Louis & Kansas City), Southwest (AZ, NM, Las Vegas, TX), West (Southern California) West $1,588 $1,656 $1,663 1Q22 4Q22 1Q23 9

Deposit Details - LTM 1Q23 1Q22 LTM Change Noninterest-bearing demand accounts $ 4,192 $ 4,881 $ (689) Interest-bearing demand accounts 2,396 2,547 (151) Money market accounts 2,960 2,795 165 Savings accounts 713 884 (171) Certificates of deposit: Brokered 370 129 241 Other 524 468 56 Total deposits $ 11,155 $ 11,704 $ (549) Specialty deposits (included in total deposits) $ 2,831 $ 2,495 $ 336 In Millions 10

Deposit Details - QTR 1Q23 4Q22 QTR Change Noninterest-bearing demand accounts $ 4,192 $ 4,643 $ (451) Interest-bearing demand accounts 2,396 2,256 140 Money market accounts 2,960 2,655 305 Savings accounts 713 744 (31) Certificates of deposit: Brokered 370 119 251 Other 524 412 112 Total Deposits $ 11,155 $ 10,829 $ 326 Specialty deposits (included in total deposits) $ 2,831 $ 2,524 $ 307 In Millions 11

Total Deposits By Region Specialty Deposits $2,495 $2,524 $2,831 1Q22 4Q22 1Q23 In Millions Midwest* $5,583 $4,940 $5,072 1Q22 4Q22 1Q23 Southwest $1,952 $1,845 $1,835 1Q22 4Q22 1Q23 West $1,674 $1,520 $1,417 1Q22 4Q22 1Q23 Note: Region Components: Midwest (St. Louis & Kansas City), Southwest (AZ, NM, Las Vegas, TX), West (Southern California) *Includes brokered balances 12

Specialty Deposits 39.5% 23.8% 19.2% 2.7% 14.8% Community Associations $1.1 billion in deposit accounts specifically designed to serve the needs of community associations. Property Management $673 million in deposits. Specializing in the compliance of Property Management Trust Accounts. Third-Party Escrow $545 million in deposits. Growing product line providing independent escrow services. Trust Services $77 million in deposit accounts. Providing services to nondepository trust companies. Specialty deposits of $2.8 billion represent 25% of total deposits. Includes high composition of noninterest-bearing deposits with a low cost of funds. Other $417 million in deposit accounts primarily related to Sponsor Finance and Life Insurance Premium Finance loans. 1Q22 2Q22 3Q22 4Q22 1Q23 Community Assoc Property Mgmt Third- Party Escrow Trust Services Other $— $500 $1,000 In Millions 13

Core Funding Mix

In Millions

1Q23

Commercial	Business Banking	Consumer	Specialty
$3,528	$1,343	$2,849	$2,831



26%
48%
25%
12%
16%
49%
22%
8%
2%
14%
22%
33%
21%
1%
38%
58%
2%
DDA
NOW
MMA
SAV
CD 1 yr or less
CD > 1 yr

Net New/Closed Deposit Accounts

	Commercial	Business Banking	Consumer	Specialty
Average balance				
($ in thousands)				
1Q23	$ 99,087	$ 41,931	$ 6,502	$ 106,043
4Q22	$ 104,743	$ 31,059	$ 48,646	$ 208,442
3Q22	$ 127,931	$ 19,413	$ 4,596	$ 221,198
2Q22	$ 79,062	$ 29,256	$ 22,957	$ 307,218
Number of accounts				
1Q23	(46)	(206)	188	1,190
4Q22	180	307	377	1,356
3Q22	219	390	968	1,597
2Q22	208	393	1,157	1,449

Total Portfolio Average Account Size & Cost of Funds

($ in thousands)	Commercial	Business Banking	Consumer	Specialty
Average account size	$ 263	$ 70	$ 25	$ 147
Cost of funds[1]	1.33 %	0.41 %	0.84 %	1.03 %

Overview

- Estimated uninsured deposits of $3.4 billion, or 31% of total deposits[2]
- ~80% of commercial deposits utilize Treasury Management services
- ~90% of checking and savings accounts utilize online banking services
- ~60% of commercial deposits have a lending relationship
- ~ 120% of on- and off-balance sheet liquidity to estimated uninsured deposits

[1] At March 31, 2023

[2] Excludes insured accounts, collateralized accounts, accounts that qualify for pass-through insurance, reciprocal accounts, and affiliated accounts.

Note: Brokered deposits: 1Q23 $604 million; 3.24% cost of funds

14

Earnings Per Share Trend - 1Q23 $1.58 $0.01 $(0.05) $(0.08) $1.46 4Q22 Operating Revenue Provision for Credit Losses Noninterest Expense 1Q23 Change in EPS 15

$138.8 $139.5 $101.2 $109.6 $124.3 3.28% 3.55% 4.10% 4.66% 4.71% 0.12% 0.76% 2.20% 3.65% 4.52% Net Interest Income PPP Income Net Interest Margin Avg Fed Funds Rate 1Q22 2Q22 3Q22 4Q22 1Q23 Net Interest Income Trend In Millions 38% NII Growth PPP Income $0.5 PPP Income $2.9 PPP Income $1.6 16

Net Interest Margin 4.34% 4.51% 5.10% 5.87% 6.33% 2.31% 2.51% 2.65% 2.91% 3.03% 3.45% 3.76% 4.47% 5.25% 5.69% Earning asset yield Securities yield Loan yield 1Q22 2Q22 3Q22 4Q22 1Q23 0.54% 0.94% 1.56% 0.10% 0.13% 0.31% 0.53% 0.92% 0.30% 0.37% 0.67% 1.07% 1.72% Interest-bearing deposit rate Total cost of deposits Interest-bearing liabilities 1Q22 2Q22 3Q22 4Q22 1Q23 Components of Interest-bearing LiabilitiesComponents of Interest-earning Assets 4.66% 0.44% 0.03% (0.03)% (0.39)% 4.71% 4Q22 Loans Securities Other Earning Asset Mix Cost of Funds 1Q23 Margin Bridge 0.24%0.17% 17

Credit Trends 7 (1) 2 9 (1) 1Q22 2Q22 3Q22 4Q22 1Q23 $176 $298 $122 $388 $277 $(138) $(85) $(36) $(6) $(2) 39.9% 43.9% 42.5% 41.0% 42.4% Organic Loans PPP Loans Avg Line Draw % 1Q22 2Q22 3Q22 4Q22 1Q23 1Q23 4Q22 1Q22 NPLs/Loans 0.12% 0.10% 0.23% NPAs/Assets 0.09% 0.08% 0.17% ACL/NPLs 1155.2% 1371.9% 657.9% ACL/Loans** 1.53% 1.56% 1.73% Annualized Net Charge-offs (Recoveries) to Average Loans Provision for Credit Losses* $(4.1) $0.7 $0.7 $2.1 $4.2 1Q22 2Q22 3Q22 4Q22 1Q23 In Millions bps bps bps bps bps In Millions Loan Growth and Average Line of Credit Utilization *Includes credit loss expense on loans, investments and unfunded commitments. **Excludes guaranteed loans. 18

$136.9 $1.1 $0.3 $138.3 ACL 4Q22 Portfolio Changes Net Recoveries ACL 1Q23 Allowance for Credit Losses for Loans In Millions • New loans and changes in composition of existing loans • Changes in risk ratings, past due status and reserves on individually evaluated loans • Changes in macroeconomic and qualitative factors 1Q23 In Millions Loans ACL ACL as a % of Loans Commercial and industrial $ 4,032 $ 59 1.46 % Commercial real estate 4,699 58 1.23 % Construction real estate 664 9 1.36 % Residential real estate 364 7 1.92 % Other 253 5 1.98 % Total $ 10,012 $ 138 1.38 % Reserves on sponsor finance, which is included in the categories above, represented $21.0 million. Total ACL percentage of loans excluding PPP and other government guaranteed loans was 1.53%. Key Assumptions: • Reasonable and supportable forecast period is one year with a one year reversion period. • Forecast considers a weighted average of baseline, upside and downside scenarios. • Primary macroeconomic factors: ◦ Percentage change in GDP ◦ Unemployment ◦ Percentage change in Retail Sales ◦ Percentage change in CRE Index 19

Noninterest Income Trend Other Fee Income DetailFee Income In Millions $9.5 $18.6 $14.2 $16.9 $16.9 $2.6 $2.5 $2.4 $2.4 $2.5 $4.2 $4.8 $5.0 $4.5 $4.1 $3.0 $3.5 $2.7 $2.3 $2.3 $6.2 $2.2 $3.0 $5.3 $6.1 $2.6 $1.2 $(3.6) $2.4 $1.8 15.6% 11.5% 7.1% 10.8% 10.8% Wealth Management Deposit Services Charge Card Services Other Tax Credit Income Fee income/Total income 1Q22 2Q22 3Q22 4Q22 1Q23 $6.2 $2.2 $3.0 $5.3 $6.1 $0.6 $0.7 $1.2 $0.9 $1.7$0.7 $0.2 $0.6 $0.2 $0.5 $1.0 $0.7 $0.8 $0.8 $0.8 $1.2 $0.1 $0.2 $0.2 $0.3 $2.2 $0.2 $2.8 $0.6 $0.4 $1.7 $0.5 $0.3 Miscellaneous Servicing Fees BOLI Swap Fees CDE Private Equity Fund Distribution Gain on SBA loan sales Mortgage 1Q22 2Q22 3Q22 4Q22 1Q23 $0.2 $0.2 $0.2 20

Operating Expenses Trend Other Operating Expenses DetailOperating Expenses In Millions $62.8 $65.4 $68.8 $77.1 $81.0 $22.4 $25.1 $27.3 $34.7 $34.4 $4.6 $4.3 $4.5 $4.2 $4.1 $35.8 $36.0 $37.0 $38.2 $42.5 50.6% 51.0% 49.8% 48.1% 50.5% Other Occupancy Employee compensation and benefits Merger-related expenses Branch-closure expenses Core efficiency ratio* 1Q22 2Q22 3Q22 4Q22 1Q23 $22.4 $25.1 $27.3 $34.7 $34.4 $8.6 $9.2 $9.4 $11.2 $10.7 $4.3 $5.9 $7.7 $13.3 $12.7 $3.3 $3.1 $3.5 $3.6 $3.7 $1.2 $1.5 $1.6 $2.8 $1.6 $1.9 $1.6 $2.0 $1.6 $2.6 $1.7 $2.5 $1.8 $0.9 $1.9 $1.4 $1.3 $1.3 $1.3 $1.2 Miscellaneous Deposit costs Data processing Professional fees FDIC and other insurance Loan, legal expenses Amortization expense 1Q22 2Q22 3Q22 4Q22 1Q23 21

Capital Tangible Common Equity/Tangible Assets* 7.62% 7.80% 7.86% 8.43% 8.81% Tangible Common Equity/Tangible Assets 1Q22 2Q22 3Q22 4Q22 1Q23 *A Non-GAAP Measure, Refer to Appendix for Reconciliation. Regulatory Capital 10.0% 14.4% 14.2% 14.2% 14.2% 14.3% 6.5% 11.0% 10.9% 11.0% 11.1% 11.2% CET1 Tier 1 Total Risk Based Capital Minimum "Well Capitalized" Ratio 1Q22 2Q22 3Q22 4Q22 1Q23 8.0% 12.7% 12.5% 12.6% 12.6% EFSC Capital Strategy: Low Cost - Highly Flexible High Capital Retention Rate – Strong earnings profile – Sustainable dividend profile Supporting Robust Asset Growth – Organic loan and deposit growth – High quality M&A to enhance commercial franchise and geographic diversification Maintain High Quality Capital Stack – Minimize WACC over time (preferred, sub debt, etc.) – Optimize capital levels CET1 ~10%, Tier 1 ~12%, and Total Capital ~14% Maintain 8-9% TCE – Common stock repurchases – M&A deal structures – Drives ROATCE above peer levels TBV and Dividends per Share $27.06 $26.63 $26.62 $28.67 $30.55 $0.21 $0.22 $0.23 $0.24 $0.25 TBV/Share Dividends per Share 1Q22 2Q22 3Q22 4Q22 1Q23 12.6% 22

Investment Portfolio Investment Portfolio Breakout AFS & HTM Securities Obligations of U.S. Government- sponsored enterprises 12% Obligations of states and political subdivisions 43% Agency mortgage- backed securities, 31% Corporate debt securities 5% U.S. Treasury bills 9% TOTAL $2.3 Billion • Effective duration of 5.5 years balances the short 3-year duration of the loan portfolio • Cash flows next 12 months of approximately $260 million • 3.03% tax-equivalent yield • Municipal bond portfolio rated A or better • Laddered maturity and repayment structure for consistent cash flows Overview Total AFS (Fair Value) Total HTM (Fair Value) AFS Securities (Net Unrealized) HTM Securities (Net Unrealized) 1Q22 2Q22 3Q22 4Q22 1Q23 $— $600 $1,200 $1,800 $(240) $(160) $(80) $— In Millions $315.0 $313.2 $123.2 $158.8 $101.3 1.78% 3.21% 3.68% 5.22% 4.79% Principal Cost Yield (TEQ) 1Q22 2Q22 3Q22 4Q22 1Q23 Investment Purchase Yield In Millions 23

Liquidity EFSC Borrowing Capacity $3.7 $3.7 $4.1 $0.8 $0.8 $0.8 $1.4 $1.4 $2.7$0.1 $0.1 $0.1 $1.4 $1.4 $0.5 34% 34% 37% FHLB borrowing capacity FRB borrowing capacity Fed Funds lines Unpledged securities Borrowing capacity/Deposits 3Q22 4Q22 1Q23 In Billions End of Period and Average Loans to Deposits 77% 84% 85% 90% 90% 78% 79% 83% 86% 90% End of period Loans/Deposits Avg Loans/Avg Deposits 1Q22 2Q22 3Q22 4Q22 1Q23 • $824 million available FHLB capacity • $2.7 billion available FRB capacity • $140 million in seven federal funds lines • $449 million unpledged investment securities • $285 million cash • $25 million available line of credit • Portfolio of saleable SBA loans • Investment portfolio/total assets of 17% • FHLB maximum credit capacity is 45% of assets $0.3 $0.2 $0.3 $0.3 $0.2 $0.3 $0.5 $0.8 $1.0 $1.3 Annual Cash Flows Cumulative Cash Flows 2024 2025 2026 2027 2028 Investment Portfolio Cash Flows* In Billions Strong Liquidity Profile *Trailing 12 months ending March 31 of each year 24

Appendix First Quarter 2023 Earnings Webcast

Office CRE (Investor-0wned) Total $483.6 Million Midwest 56.7% Southwest 25.2% West 12.4% Specialty 5.7% Office CRE Loans by Location Real Estate/ Rental/Leasing 85.2% Information 1.8% Health Care and Social Assistance 3.5% Professional Services 1.8% Retail Trade 1.7% Finance and Insurance 1.2% Other 4.8% Office CRE Loans by Industry Type Size Average Risk Rating Number of Loans Balance Average Balance > $10 Million 5.20 10 $ 149.0 $ 14.9 $5-10 Million 4.92 12 79.6 6.6 $2-5 Million 5.11 45 131.3 2.9 < $2 Million 5.19 221 123.7 0.5 Total 5.17 288 $ 483.6 $ 1.8 Office CRE Loans by Size $ In Millions • Average loan-to-origination value 49% • 71% of loans have recourse to owners • Average debt-service coverage ratio (DSCR) of 1.48x (2022) • Average market occupancy of 88% and average rents of $24 psf • 42% Class A, 54% Class B, 4% Class C 26

Use of Non-GAAP Financial Measures The Company’s accounting and reporting policies conform to generally accepted accounting principles in the United States (“GAAP”) and the prevailing practices in the banking industry. However, the Company provides other financial measures, such as tangible common equity, ROATCE, PPNR, PPNR return on average assets (“PPNR ROAA”), core efficiency ratio, the tangible common equity ratio, and tangible book value per common share, in this presentation that are considered “non-GAAP financial measures.” Generally, a non-GAAP financial measure is a numerical measure of a company’s financial performance, financial position, or cash flows that exclude (or include) amounts that are included in (or excluded from) the most directly comparable measure calculated and presented in accordance with GAAP. The Company considers its tangible common equity, ROATCE, PPNR, PPNR ROAA, core efficency ratio, the tangible common equity ratio, and tangible book value per common share, collectively “core performance measures,” presented in this report and the included tables as important measures of financial performance, even though they are non-GAAP measures, as they provide supplemental information by which to evaluate the impact of certain non-comparable items, and the Company’s operating performance on an ongoing basis. Core performance measures include exclude certain other income and expense items, such as merger related expenses, facilities charges, and the gain or loss on sale of investment securities, that the Company believes to be not indicative of or useful to measure the Company’s operating performance on an ongoing basis. The attached tables contain a reconciliation of these core performance measures to the GAAP measures. The Company believes that the tangible common equity ratio provides useful information to investors about the Company’s capital strength even though it is considered to be a non-GAAP financial measure and is not part of the regulatory capital requirements to which the Company is subject. The Company believes these non-GAAP measures and ratios, when taken together with the corresponding GAAP measures and ratios, provide meaningful supplemental information regarding the Company’s performance and capital strength. The Company’s management uses, and believes that investors benefit from referring to, these non-GAAP measures and ratios in assessing the Company’s operating results and related trends and when forecasting future periods. However, these non-GAAP measures and ratios should be considered in addition to, and not as a substitute for or preferable to, ratios prepared in accordance with GAAP. In the attached tables, the Company has provided a reconciliation of, where applicable, the most comparable GAAP financial measures and ratios to the non-GAAP financial measures and ratios, or a reconciliation of the non-GAAP calculation of the financial measures for the periods indicated. 27

Reconciliation of Non-GAAP Financial Measures

($ in thousands)	Quarter ended Mar 31, 2023	Dec 31, 2022	Sep 30, 2022	Jun 30, 2022	Mar 31, 2022
SHAREHOLDERS' EQUITY TO TANGIBLE COMMON EQUITY AND TOTAL ASSETS TO TANGIBLE ASSETS					
Shareholders' equity	$ 1,592,820	$ 1,522,263	$ 1,446,218	$ 1,447,412	$ 1,473,177
Less preferred stock	71,988	71,988	71,988	71,988	71,988
Less goodwill	365,164	365,164	365,164	365,164	365,164
Less intangible assets	15,680	16,919	18,217	19,528	20,855
Tangible common equity	$ 1,139,988	$ 1,068,192	$ 990,849	$ 990,732	$ 1,015,170
Less net unrealized losses on HTM portfolio, after tax of 25.2%	48,630	61,435	81,752	60,512	36,095
Tangible common equity adjusted for unrealized losses on HTM securities	$ 1,091,358	$ 1,006,757	$ 909,097	$ 930,220	$ 979,075
Common shares outstanding	$ 37,311	$ 37,253	$ 37,223	$ 37,206	$ 37,516
Tangible book value per share	$ 30.55	$ 28.67	$ 26.62	$ 26.63	$ 27.06
Total assets	$ 13,325,982	$ 13,054,172	$ 12,994,787	$ 13,084,506	$ 13,706,769
Less goodwill	365,164	365,164	$ 365,164	365,164	365,164
Less intangible assets	15,680	16,919	$ 18,217	19,528	20,855
Tangible assets	$ 12,945,138	$ 12,672,089	$ 12,611,406	$ 12,699,814	$ 13,320,750
Tangible common equity to tangible assets	8.81 %	8.43 %	7.86 %	7.80 %	7.62 %
Tangible common equity to tangible assets adjusted for unrealized losses on HTM securities	8.43 %	7.94 %	7.21 %	7.32 %	7.35 %
CET1 RATIO ADJUSTED FOR UNREALIZED LOSSES					
CET1 capital	$ 1,267,029				
Less unrealized losses on investment portfolio, after tax of 25.2%	169,486				
CET1 capital excluding unrealized losses on securities	$ 1,097,543				
Total risk-weighted assets	$ 11,329,247				
CET1 capital to risk-weighted assets	11.2 %				
CET1 capital excluding unrealized losses to risk-weighted assets	9.7 %				

28

Reconciliation of Non-GAAP Financial Measures

($ in thousands)	Quarter ended Mar 31, 2023	Dec 31, 2022	Sep 30, 2022	Jun 30, 2022	Mar 31, 2022
RETURN ON AVERAGE TANGIBLE COMMON EQUITY (ROATCE)					
Average shareholder's equity	$ 1,568,451	$ 1,490,592	$ 1,494,504	$ 1,474,267	$ 1,536,221
Less average preferred stock	71,988	71,988	71,988	71,988	71,988
Less average goodwill	365,164	365,164	365,164	365,164	365,164
Less average intangible assets	16,247	17,544	18,857	20,175	21,540
Average tangible common equity	$ 1,115,052	$ 1,035,896	$ 1,038,495	$ 1,016,940	$ 1,077,529
Net income available to common shareholders	$ 54,800	$ 59,064	$ 49,263	$ 44,211	$ 46,464
ROATCE	19.93 %	22.62 %	18.82 %	17.44 %	17.49 %

($ in thousands)	Quarter ended Mar 31, 2023	Dec 31, 2022	Sep 30, 2022	Jun 30, 2022	Mar 31, 2022
CALCULATION OF PRE-PROVISION NET REVENUE					
Net interest income	$ 139,529	$ 138,835	$ 124,290	$ 109,613	$ 101,165
Noninterest income	16,898	16,873	9,454	14,194	18,641
Less gain on sale of investment securities	381	—	—	—	—
Less gain (loss) on sale of other real estate owned	90	—	(22)	(90)	19
Less noninterest expense	80,983	77,149	68,843	65,424	62,800
PPNR	$ 74,973	$ 78,559	$ 64,923	$ 58,473	$ 56,987
Average assets	$ 13,131,195	$ 12,986,568	$ 13,158,121	$ 13,528,474	$ 13,614,003
ROAA - GAAP net income	1.72 %	1.83 %	1.51 %	1.34 %	1.42 %
PPNR ROAA - PPNR	2.32 %	2.40 %	1.96 %	1.73 %	1.70 %

29

Reconciliation of Non-GAAP Financial Measures Quarter ended ($ in thousands) Mar 31, 2023 Dec 31, 2022 Sep 30, 2022 Jun 30, 2022 Mar 31, 2022 CORE EFFICIENCY RATIO Net interest income (GAAP) $ 139,529 $ 138,835 $ 124,290 $ 109,613 $ 101,165 Tax-equivalent adjustment 2,041 1,983 1,854 1,699 1,506 Net interest income - FTE (non-GAAP) 141,570 140,818 126,144 111,312 102,671 Noninterest income (GAAP) 16,898 16,873 9,454 14,194 18,641 Less gain on sale of investment securities 381 — — — — Less gain (loss) on sale of other real estate owned 90 — (22) (90) 19 Core revenue (non-GAAP) 157,997 157,691 135,620 125,596 121,293 Noninterest expense (GAAP) 80,983 77,149 68,843 65,424 62,800 Less amortization on intangibles 1,239 1,299 1,310 1,328 1,430 Core noninterest expense (non-GAAP) 79,744 75,850 67,533 64,096 61,370 Core efficiency ratio (non-GAAP) 50.47% 48.10% 49.80% 51.03% 50.60% 30

Q & A First Quarter 2023 Earnings Webcast